INCOME TAX	3 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7. INCOME TAX

Income (loss) before income taxes comprises the following for the three month period ended March 31, 2015:

Ireland	(5,039)
France	10,236
United States	16,924
Total	$22,121

In accordance with ASC 740-270, Interim Reporting, the tax provision as of March 31, 2015 is computed using an estimated annual effective tax rate of 35%. This is applied to income before tax, excluding losses from Irish operations, since no benefit is anticipated to be recognized on net operating loss carry forwards for the current fiscal year and items for which a reliable estimate cannot be made. The income tax provision as of March 31, 2015 amounts to $10.5 million.